UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2017

VIDEO DISPLAY CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	0-13394	58-1217564
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1868 Tucker Industrial Drive
Tucker, Georgia		30084
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (770) 938-2080

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Change in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

On July 26, 2017 Carr, Riggs, & Ingram, LLC resigned as Video Display Corporation’s (the Company) independent registered public accounting firm.

Carr, Riggs & Ingram, LLC’s report on the Company’s consolidated financial statements for the fiscal year ended February 28, 2017 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles. Their report did contain an explanatory paragraph addressing going concern uncertainty. For the fiscal year ended February 28, 2017 and up to the date of Carr, Riggs, & Ingram, LLC’s resignation, there has been no disagreement between the Company and Carr, Riggs & Ingram, LLC on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure.

The Registrant has provided Carr, Riggs & Ingram with a copy of this Form 8-K, and has requested that Carr, Riggs & Ingram furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and if not, stating the respects in which it does not agree. A copy of such letter, dated July 28, 2017 , indicating that Carr, Riggs & Ingram is in agreement with such disclosures , is filed as Exhibit 17.1 to this Form 8-K.

(b)	New independent registered public accounting firm

On July 28, 2017, Video Display Corporation, appointed Hancock Askew & Co. LLP as the Company’s independent registered public accounting firm commencing on July 28, 2017.

During the Company’s two most recent fiscal years and through the date hereof, the Company did not consult Hancock Askew & Co. LLP with respect to (i) the application of accounting principles to any transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Hancock Askew & Co. LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Exhibits

(c)	The following exhibits are filed with this report

17.1	Letter from Carr, Riggs & Ingram LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIDEO DISPLAY CORPORATION

Date: July 28, 2017	By:	/s/ Ronald D. Ordway
Ronald D. Ordway Chief Executive Officer